UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2002



                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



          Maryland                    1-14236                   75-2541756
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


             545 E. John Carpenter Freeway
                          Suite 1300
                        Irving, Texas                             75062
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure

         On December 20, 2002, FelCor Lodging Trust Incorporated, or the Company, FelCor Lodging Limited Partnership, a Delaware limited partnership of which the Company is the sole general partner, or the Partnership, and FelCor Canada Co., a Nova Scotia unlimited liability company and an indirect wholly-owned subsidiary of the Partnership, entered into a Third Amendment and Consent to the Seventh Amended and Restated Credit Agreement with the lenders from time to time a party thereto, JPMorgan Chase Bank and J.P. Morgan Bank Canada, as administrative agent for the lenders, and Deutsche Bank Trust Company Americas, as syndication agent. The amendment revises covenant levels to provide the Company with greater financial and operating flexibility. The Company also reduced the credit facility commitments to $300 million from $615 million. There are no amounts currently outstanding under this credit facility. This amendment is being filed as an exhibit to this report and is incorporated herein by reference.

         The Company also issued a press release, dated as of December 20, 2002, announcing this amendment to the credit facility. This press release is also filed with this report.

Item 7.  Financial Statement and Exhibits

         (a) Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

         Exhibit
         Number                          Description of Exhibit
         ------                          ----------------------

         10.18.3 -         Third  Amendment  and Consent to Seventh  Amended and
                           Restated Credit  Agreement,  dated as of December 20,
                           2002, among FelCor Lodging Trust Incorporated, FelCor
                           Lodging Limited Partnership and FelCor Canada Co., as borrowers, the lenders party thereto, JPMorgan Chase
                           Bank and J.P. Morgan Bank Canada, as administrative agents, and Deutsche Bank Trust Company Americas, as syndication agent.

          99.1 -           Press Release dated December 20, 2002.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FELCOR LODGING TRUST INCORPORATED



Date:   December 23, 2002                   By: /s/ Lawrence D. Robinson
                                               ---------------------------------
                                            Name:  Lawrence D. Robinson
                                            Title: Executive Vice President
                                                   and General Counsel






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


                               INDEX TO EXHIBITS



         Exhibit
         Number                          Description of Exhibit
         ------                          ----------------------

         10.18.3 -         Third  Amendment  and Consent to Seventh  Amended and
                           Restated Credit  Agreement,  dated as of December 20,
                           2002, among FelCor Lodging Trust Incorporated, FelCor
                           Lodging Limited Partnership and FelCor Canada Co., as borrowers, the lenders party thereto, JPMorgan Chase
                           Bank and J.P. Morgan Bank Canada, as administrative agents, and Deutsche Bank Trust Company Americas, as syndication agent.

          99.1 -           Press Release dated December 20, 2002.